UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

FORMCAP CORP.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-28847 (Commission File Number)	1006772219 (IRS Employer Identification No.)

50 West Liberty Street, Suite 880 Reno, Nevada (Address of Principal Executive Offices )	89501 (Zip Code)

Registrant’s telephone number, including area code:   (775) 285-5775

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this report, the terms "we", “us", “our", the “Company" refer to Formcap Corp., a Nevada corporation.

ITEM 3.02 – PRESS RELEASE

FORMCAP PROVIDES UPDATE

June 3, 2015 – Reno, NV – Formcap Corp. (“Formcap” or “the Company”) (OTCQB: FRMC) announced today the Company has been denied on two separate application attempts to become Deposit Withdrawal at Custodian “DWAC” eligible. DWAC is a method of electronically transferring new shares or paper share certificates from the Depository Trust Company (DTC), which acts as a clearinghouse for settling trades in corporate and municipal securities.

With the recent decline in the price of crude oil and without the opportunity to access the DWAC system the Company is unable to attract new investment and will no longer be able fund and maintain its fully-reporting status.

In addition, the Company reports that Brad Moynes has resigned as President and CEO effective immediately.

On behalf of the Board of Directors,

FormCap Corp. (OTCQB: FRMC)

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2015	FORMCAP CORP

By: _____________________________________
On Behalf of the Board of Directors